UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 25, 2020

Driven Deliveries, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-209836	32-0416399
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

134 Penn St., El Segundo, CA 90245

(Address of principal executive offices) (Zip Code)

(833) 378-6420

(Registrant’s telephone number, including area code)

5710 Kearny Villa Road, Ste 205 San Diego, CA 92123

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mart if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Christopher DeSousa

On March 25, 2020, the board of directors (the “Board”) of Driven Deliveries, Inc. (the “Company”) appointed Christopher DeSousa as a member of the Board, with such appointment to take effect immediately. In connection with his appointment, the Board approved a grant of an option to purchase 112,500 shares of the Company’s common stock (the “Common Stock”) at an exercise price of $0.59 per share (the “Exercise Price”). In addition, Mr. DeSousa shall receive an option to purchase 28,125 shares of Common Stock at the Exercise Price for each quarter he serves on the Board.

Mr. DeSousa, age 40, has served as the Head of Operations of goPuff, a digital convenience delivery service, since May 2019. Prior to goPuff, Mr. DeSousa served as the VP of Global Logistics at Sleep Number from June 2017 through April 2019. He also served as Head of Freight Consolidation and Head of Warehousing and Distribution for C.H. Robinson from April 2010 through May 2019. Mr. DeSousa earned his B.S. degree in Operations and Information Systems Management from the Smeal College of Business at the Pennsylvania State University in 2002. He also earned his M.B.A. degree from the Carlson School of Business at the University of Minnesota in 2019.

The Board has determined that Mr. DeSousa is an independent director within the meaning of NASDAQ Rule 5605.

Mr. DeSousa does not have a family relationship with any of the executive officers or directors of the Company. There are no arrangements or understandings between Mr. DeSousa and any other persons pursuant to which he was selected as a director, and there are no transactions in which he has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Item 8.01 Other Events.

On March 25, 2020, the Company issued a press release announcing the appointment of Mr. DeSousa. A copy of the press release is attached hereto and incorporated herein by reference in its entirety as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description
99.1	Press release, dated March 25, 2020.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Driven Deliveries, Inc.

By:	/s/ Christian Schenk
Name: Title:	Christian Schenk Chief Executive Officer
Dated: March 26, 2020

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